                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 5, 1997
                                                         ----------------




                        Environmental Power Corporation
                        -------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                            0-15472             04-2782065
--------                            -------             ----------
(State of other jurisdiction        (Commission         (IRS Employer
of incorporation)                   File Number)        Identification No.)


         500 Market Street, Suite 1-E, Portsmouth, New Hampshire  03801
                    (Address of principal executive offices)


                                 (603) 431-1780
              (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

On December 5, 1997, the Registrant's subsidiary, Milesburg Energy, Inc. ("Milesburg"), received aggregate proceeds of $15,328,768 from West Penn Power Company ("West Penn") as consideration under a Buy-Out Agreement between Milesburg and West Penn dated August 26, 1997. Pursuant to the Buy-Out Agreement, West Penn purchased Milesburg's rights to an Electric Energy Purchase Agreement between the parties dated February 25, 1987 for the sum of $15 million plus 8% interest from the date the Buy-Out Agreement was filed for Pennsylvania Public Utility Commission approval, aggregating $15,328,767. Furthermore, West Penn also assumed ownership of and responsibility for the Milesburg Project facility, which consisted of land along with a decommissioned oil-fired electric-generating facility erected thereon, for a stated consideration of $1. The purchase price was determined through arm's length negotiations between Milesburg and West Penn. There is no material relationship between West Penn and the Registrant or any of its affiliates, any directors or officers of the Registrant, or associate of any such director or officer.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(b) Proforma Financial Information

A description of the asset disposition transaction and the entities involved are set forth in Item 2 above. The Registrant currently estimates that the aforementioned asset disposition will have the following effect on its 1997 consolidated net income:

       Proceeds from the disposal of Milesburg project assets                  $15,000,001
       Interest income                                                             328,767
                                                                            --------------
                            Increase in other income                            15,328,768

       Development costs                                                         6,205,706
       Fee paid to co-developer                                                  1,405,746
                                                                            --------------
                            Increase in other expense                            7,611,452

                             Net increase in income before taxes                 7,717,316

       Increase in income tax expense (estimated effective rate of 48%)          3,704,312
                                                                            --------------

                             Net increase in net income                        $ 4,013,004
                                                                            ==============

For purposes of making the above estimates, the Registrant has assumed that its effective income tax rate for the year ending December 31, 1997 will be 48%. However, the actual effective income tax rate cannot be calculated until the Registrant determines its year end tax position and the allocation of income between its state taxing jurisdictions.

At the time of the asset disposition, the Registrant had Milesburg project development costs included in its property plant and equipment of $9,705,706 and Milesburg project borrowings included in its secured promissory notes and other
borrowings of $5,858,767.   Shortly before the asset disposition, the Registrant
entered into settlements pertaining to certain Milesburg project contingent obligations. As a result of such settlements, the Registrant's Milesburg project development costs and Milesburg project borrowings were reduced to $6,205,706 and $2,358,767, respectively. The asset disposition is expected to have the following effect on the Registrant's financial position:

          Proceeds and interest thereon from the asset disposition                 $15,328,768
          Expense of development costs previously capitalized in property plant
          and equipment                                                             (6,205,706)
          Development fee paid to co-developer                                      (1,405,746)
          Reduction in deferred tax asset from the use of Federal net operating loss carryforwards or an increase in current state taxes
          payable                                                                   (3,704,312)
                                                                                --------------

          Net increase in financial position                                       $ 4,013,004

          Items not effecting cash at the time of the asset disposition:
          -------------------------------------------------------------

          Reduction in deferred tax asset from the use of Federal net operating loss carryforwards or an increase in current state taxes
          payable                                                                    3,704,312
          Expense of development costs previously capitalized in property plant and equipment which are being reimbursed to the Registrant from its
          subsidiary                                                                 2,621,273
          Remaining contingent liabilities                                             621,531
                                                                                --------------

          Net increase in cash and cash equivalents before settlement of
           remaining contingent liabilities and payment of state taxes             $10,960,120
                                                                                ==============

The Registrant currently estimates that after the payment of the state taxes, and after the payment of any remaining contingent liabilities which may be determined to be payable, the Registrant would have available in excess of $10 million from the Milesburg proceeds. In light of this projected availability of cash, the Registrant's Board of Directors on December 10, 1997 declared a dividend on the issued and outstanding shares of Common Stock of the Registrant in the amount of 90 cents per share payable on January 7, 1998 to Stockholders of record on December 30, 1997. The dividend consists of a 3 cent per share dividend for the fourth quarter of 1997 and an 87 cent per share special dividend declared by the Board of Directors out of the proceeds received from the Registrant's recent sale of its Milesburg project assets.

Through the date of the asset disposition, the Registrant had capitalized Milesburg development costs of $1,481,358 during 1997, of which $327,583 represented capitalized salaries and overhead related to the Registrant's corporate office which are expected to be redirected to operating activities in 1998. In addition, during the quarter ended September 30, 1997, the Registrant reversed its provision for the nonrecovery of its Milesburg project development costs which resulted in an increase to earnings before taxes of $940,144. Other than the aforementioned items, prior to the date of the asset disposition, there were no other transactions related to the Milesburg project which effected either the Registrant's financial position or results of operations during 1997.

     (c)   Exhibits

              10.01 Buy-Out Agreement dated August 26, 1997 between West Penn Power Company and Milesburg Energy, Inc. (incorporated by reference to Exhibit 10.1 of Form 8-K dated September 8,
                                  ------------
                     1997).

              10.02 Joint Development Agreement among Milesburg Energy, Inc., U.S. Generating Company and Environmental Power Corporation (a written request for confidential treatment of certain proprietary information in this agreement has been filed with the United States Securities and Exchange Commission) (incorporated by reference to Exhibit 10.1 of Form 10-Q
                                                   ------------
                     dated November 8, 1996).

              10.03 Letter Agreement among Environmental Power Corporation, Richard Mase, Sylvia B. Mase, Neil W. Hedrick and Antrim Mining dated August 26, 1997.

Cautionary Statement

The Private Securities Litigation Reform Act of 1995 (the "Act") provides a "safe harbor" for forward-looking statements. Certain statements contained in this Report, and in any other written or oral statements made by or on behalf of the Registrant, such as statements concerning the estimated increase in net earnings, the estimated net increase in financial position and the estimated increase in cash and cash equivalents resulting from the Buy-Out Agreement and other statements regarding matters that are not historical facts, are forward looking statements as such term is defined in the Act. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, the inability to predict the course or outcome of any contract or other negotiations, uncertainties relating to government and regulatory policies and approvals, volatile and unpredictable developments (including plant outages and repair requirements), the difficulty of estimating repair and maintenance costs and timeframes, the uncertainties involved in estimating insurance and implied warranty recoveries, if any, the uncertainties relating to general economic conditions and cyclical industry conditions, the amount and rate of growth in expenses, the legal environment, and the competitive environment in which the Registrant operates. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Registrant undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION


December 19, 1997                            /s/ William D. Linehan
                                             --------------------------------
                                              William D. Linehan
                                              Treasurer and
                                              Chief Financial Officer
                                              (principal accounting officer
                                              and authorized officer)